                                                                    EXHIBIT 10.1


                       FIRST AMENDMENT TO LOAN AGREEMENT



         THIS FIRST AMENDMENT TO LOAN AGREEMENT ("First Amendment") dated as of April 8, 1997 (the "First Amendment Effective Date") is made and entered into by and among SMITH INTERNATIONAL, INC. (the "Borrower"), a Delaware corporation, the banking institutions (each, together with its successors and assigns, a "Bank" and collectively, the "Banks") from time to time a party to the Loan Agreement (as hereinafter defined), as amended by this First Amendment, ABN AMRO BANK N.V., HOUSTON AGENCY and DEN NORSKE BANK AS, as Co-Agents (in such capacity, together with their successors in such capacity, collectively called the "Co-Agents") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


RECITALS:

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent are parties to a Loan Agreement dated as of April 4, 1996 (the "Loan Agreement"); and

         WHEREAS, the Borrower, the Banks, the Co-Agents, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendments to the Loan Agreement. On and after the First Amendment Effective Date, the Loan Agreement shall be amended as follows:

         (a) The definition of "Maturity Date" contained in Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                 Maturity Date shall mean the maturity of the Notes, March 31, 2002, as the same may hereafter be accelerated pursuant to the provisions of any of the Loan Documents.

         (b)     The definition of "Revolving Loan Commitment" contained in
Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                          Revolving Loan Commitment shall mean, as to any Bank,
                 the obligation, if any, of such Bank to make Revolving Loans to the Borrower and incur Letter of Credit Liabilities in an aggregate principal amount up to (but not exceeding) the amount, if any, set forth
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                 opposite such Bank's name on the following table (as the same may be reduced from time to time pursuant to Section 2.3 hereof or altered pursuant to Assignment and Acceptances executed in accordance with the Loan Agreement), and aggregating, as to all Banks, $120,000,000:

                  Bank                                        Revolving Loan
                  ----                                          Commitment
                                                              ---------------
         Texas Commerce Bank                                $21,176,470.59
          National Association

         ABN AMRO Bank N.V.,                                $17,647,058.83
          Houston Agency

         Den Norske Bank AS                                 $17,647,058.83

         Bank of America Illinois                           $15,882,352.94

         Wells Fargo Bank (Texas),
          National Association                              $15,882,352.94

         Union Bank of California N.A.                      $10,588,235.29

         The Bank of New York                               $10,588,235.29

         Corestates Bank, N.A.                              $10,588,235.29

         (c) Section 7.3(a) of the Loan Loan Agreement is hereby amended to read in its entirety as follows:

                          (a) Debt to Total Capitalization Ratio - a Debt to Total Capitalization Ratio of not greater than (1) 40% for the period commencing on the Effective Date through and including March 31, 1999 and (2) 35% at all times thereafter.

         (c) Section 7.3(c) of the Loan Loan Agreement is hereby amended to read in its entirety as follows:

                          (c) Tangible Net Worth - Tangible Net Worth of not less than (1) for the period commencing on January 1, 1997 through and including March 31, 1997, $265,000,000 and (2) for each fiscal quarter thereafter, the minimum Tangible Net Worth required during the immediately preceding fiscal quarter plus 50% of the Net Income (if positive) of the Borrower for the immediately preceding fiscal quarter plus 100% of any increase in Tangible Net Worth during such fiscal quarter resulting from any merger, sale or issuance of equity.
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         Section 3.  Limitations.  The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         Section 4. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Co-Agents, the Agent and the Bank(s) harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this First Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

         Section 5. Governing Law. This First Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 6. Descriptive Headings, etc. The descriptive headings of the several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 7. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this First Amendment.

         Section 8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

         Section 9. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and
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subsequent to the First Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this First Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.

            NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02


         THIS FIRST AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

                                 SMITH INTERNATIONAL, INC.


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 TEXAS COMMERCE BANK NATIONAL
                                   ASSOCIATION, as the Agent and as a Bank


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 ABN AMRO BANK N.V., HOUSTON AGENCY,
                                 as Co-Agent and as a Bank

                                 By:      ABN AMRO North America, Inc.,
                                          as agent


                                          By:
                                             -----------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------


                                          By:
                                             -----------------------------
                                          Name:
                                               ---------------------------
                                          Title:
                                                --------------------------


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                                 DEN NORSKE BANK AS,
                                 as Co-Agent and as a Bank


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------



                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 BANK OF AMERICA


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 WELLS FARGO BANK, N.A.


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 UNION BANK OF CALIFORNIA N.A.


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 BANK OF NEW YORK


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


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                                 CORESTATES BANK, N.A.


                                 By:
                                    --------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------